UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2024

Bannix Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-40790	86-1626016
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1063 North Spaulding West Hollywood, CA	90046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 682-8949

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BNIX	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	BNIXW	The Nasdaq Stock Market LLC
One Right to receive 1/10th of one share of Common Stock	BNIXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 to the extent required herein. As approved by its stockholders at the Annual Meeting (defined below), on March 8, 2024, Bannix Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”) entered into an amendment, dated March 8, 2024 (the “Trust Amendment”) to the Investment Management Trust Agreement, dated as of September 14, 2021, by and between the Company and the Trustee, as previously amended. A copy of the Trust Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein. As approved by its stockholders at the Annual Meeting of Stockholders of the Company held on March 8, 2024 at 10:00 a.m. Eastern Time (the “Annual Meeting”), the Company will file an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on March 8, 2024 (the “March 2024 Amendment”), to:

●	extend the date by which the Company must (1) complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (“Business Combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such Business Combination, and (3) redeem 100% of the Company’s common stock included as part of the units sold in the Company’s initial public offering that was consummated on September 14, 2021, from March 14, 2024, as extended, and to allow the Company, without another stockholder vote, to further extend the date to consummate a Business Combination on a monthly basis up to six (6) times by an additional one (1) month each time after March 14, 2024 or later extended deadline date, by resolution of the Company’s Board of Directors, if requested by the Company’s sponsor, Instant Fame, LLC, a Nevada limited liability company, upon five days’ advance notice prior to the applicable deadline date, until September 14, 2024, or a total of up to six (6) months after March 14, 2024, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment”).

●	remove from the Amended and Restated Certificate of Incorporation the redemption limitation contained under Section 9.2(a) preventing the Company from closing a Business Combination if it would have less than $5,000,001 of net tangible assets in order to expand the methods that the Company may employ so as not to become subject to the “penny stock” rules of the United States Securities and Exchange Commission (the “NTA Amendment”).

The form of Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 8, 2024, the Company held the Annual Meeting. On February 7, 2024, the record date for the Annual Meeting, there were 5,463,613 shares of common stock of the Company entitled to be voted at the Annual Meeting. At the Annual Meeting, 5,084,314 shares of common stock of the Company or 93.05% of the shares entitled to vote at the Annual Meeting were represented in person or by proxy. Stockholders voted on the matters set forth below.

The results of voting on the agenda items voted on at the Annual Meeting were as follows:

1. Extension Amendment

Stockholders approved the Extension Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,399,754	52,693	0

2. Trust Amendment

Stockholders approved the Trust Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,399,754	52,693	0

3. NTA Amendment

Stockholders approved the NTA Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,414,639	37,808	0

4. Election of Directors

Stockholders elected six directors until such nominee’s successor is duly elected and qualified, or until the nominee’s earlier death, resignation or removal. The six directors receiving the highest vote were appointed to the board. The following directors were elected to the board.

	FOR	WITHHELD
Douglas Davis	3,967,459	164,427
Craig J. Marshak	4,250,237	164,427
Jamal “Jamie” Khurshid	4,250,237	164,427
Eric T. Shuss	4,250,237	164,427
Ned L. Siegel	4,250,237	164,427
Subash Menon	4,250,237	164,427

5. Ratification of the appointment of Auditors

Ratified the appointment of RBSM LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023.

FOR	AGAINST	ABSTAIN
4,896,989	37,783	149,542

Item 8.01. Other Events.

In connection with the vote on the Extension Amendment and the NTA Amendment at the Annual Meeting, stockholders holding a total of 1,381,866 shares of the Company’s common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account. As a result, approximately $15,186,707 (approximately $10.99 per share) will be removed from the Company’s trust account to pay such holders. Following redemptions, the Company will have 4,081,747 shares outstanding.

Item 9.01 Financial Statements an(d Exhibits

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit Number	Description
3.1	Form of Amendment to the Amended and Restated Certificate of Incorporation
10.1	Amendment to Investment Management Trust Agreement dated March 8, 2024
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2024

BANNIX ACQUISITION CORP.

By:	/s/ Douglas Davis
Name:	Douglas Davis
Title:	Chief Executive Officer